Arent Fox PLLC

1675 Broadway

New York, New York 10019

September 23, 2005

U.S. Securities and Exchange Commission

Division of Corporation Finance

100 F Street, NE

Washington, DC 20549

Re:	Axeda Systems Inc.
CIK 0001052593
Preliminary Proxy Statement on Schedule 14A
Sale of Substantially All of the Registrant’s Assets

Ladies and Gentlemen:

Our client, Axeda Systems Inc., has filed the accompanying preliminary proxy materials on Schedule 14A in connection with its intention to seek approval from its stockholders of proposals to sell the DRM business and assets described therein to ASOC Acquisition Corp., and to change the registrant’s name to ITA Holdings, Inc.

ASOC Acquisition Corp. is a newly organized acquisition subsidiary of JMI Equity Fund V, L.P. and JMI Equity Fund V (AI), L.P., who are Baltimore based private equity firms.

In October 2004, the registrant paid a filing fee in the amount of $2,000 in connection with its registration of shares pursuant to an S-3 registration statement filed on October 26, 2004 under Registration Number 333-119981. Much more than the $1,400 filing fee payable with respect to the filing of the accompanying proxy materials remains on deposit as a credit to the registrant’s account. Accordingly, the registrant is seeking to pay that $1,400 fee via application of that credit.

In the event that the Staff members who will be assigned to review the proxy materials have any questions or comments with regard to any aspect of the proposals being placed before the registrant’s stockholders, the proposed transactions or the parties thereto, I will be pleased to provide answers and/or responses to them.

My direct dial telephone number is 212-484-3917 and my email address is dreyer.steven@arentfox.com.

Respectfully yours,

/s/ Steven D. Dreyer

Steven D. Dreyer